                                                                   Exhibit 10.18


              SENIOR MANAGERS NON-QUALIFIED STOCK OPTION AGREEMENT
              ----------------------------------------------------

         SENIOR MANAGERS NON-QUALIFIED STOCK OPTION AGREEMENT, dated as of April 30, 1992, between Lexmark Holding, Inc., a Delaware corporation (the "Company"), and the Grantee whose name appears on the signature page hereof (the "Grantee").


                               W I T N E S E T H:
                                - - - - - - - - -

         WHEREAS, pursuant to an Amended and Restated Master Acquisition Agreement, dated as of December 19, 1990, as amended (the "Master Acquisition Agreement"), among the Company, International Business Machines Corporation, a New York corporation ("IBM"), and Lexmark International, Inc. (formerly IBM Information Products Corporation), a Delaware corporation ("Lexmark"), the Company acquired all of the capital stock of Lexmark from IBM and subsidiaries of the Company acquired or will acquire certain assets of the foreign portions of the Information Products Division of IBM from subsidiaries of IBM (collectively, the "Acquisition");

         WHEREAS, in connection with the Acquisition, the Company issued (a) 2,050,787 shares of its Class A Common Stock, par value $.01 per share (the "Common Stock"), to The Clayton & Dubilier Private Equity Fund IV Limited Partnership (together with any successor investment vehicle managed by Clayton & Dubilier, Inc. the "C&D Fund"), (b) an aggregate of 550,000 shares of the Company's Class B Common Stock, par value $.01 per share, to certain institutional investors pursuant to Note and Stock Purchase Agreements among the Company and Lexmark and each such investor, (c) an aggregate of 850,000 shares of Common Stock to certain other institutional investors (the "Institutional Investors") pursuant to a Securities Purchase Agreement among the Company and the Institutional Investors, (d) 375,000 shares of Common Stock to IBM pursuant to the Master Acquisition Agreement and (e) 50,000 shares of Common Stock to an individual investor pursuant to a stock subscription agreement between the Company and such investor;

         WHEREAS, in connection with the Acquisition, the Company also (A) issued shares of its Senior Cumulative Exchangeable Preferred Stock, having an aggregate $85 million initial liquidation preference, to the Institutional Investors, (B) issued 50,000 shares of its Non-Cumulative Junior Participating Preferred Stock to the Lexmark Savings Plan Trust, which stock is exchangeable for shares of Common Stock under certain circumstances, and (C) issued a warrant to purchase up to 79,000 shares of Common Stock to Lexmark, which in turn transferred such warrant to Spectrum Sciences B.V.;

         WHEREAS, following the Acquisition, up to 680,000 shares, and options to purchase shares, of Common Stock have been made available, sold and/or granted, respectively, to non-employee directors of the Company or its subsidiaries, and to existing and newly-hired members of the management and employees of and consultants to the Company and its subsidiaries; and up to 3,500 shares of Common Stock have been made available and/or sold to senior executives of corporations in which entities managed or sponsored by Clayton & Dubilier, Inc. have made equity investments;

         WHEREAS, the Board of Directors of the Company (the "Board") has designated the Compensation and Pension Committee of the Board (the "Committee") to administer the Company's Stock Option Plan for Senior Managers (the "Plan"); and

         WHEREAS, the Committee has granted to the Grantee, under the Plan, a non-qualified stock option to purchase the number of shares of the Common Stock set forth in the attached letter dated April 30, 1992, from Marvin Mann (the "Shares") at an exercise price of $115 per share;

         NOW, THEREFORE, to evidence the option so granted, and to set forth its terms and conditions under the Plan, the Company and the Grantee hereby agree as follows:

         1. CONFIRMATION OF GRANT; OPTION PRICE. The Company hereby evidences and confirms its grant to the Grantee, effective as of the date hereof, of an option (the "Option") to purchase the Shares at an option price of $115 per share (the "Option Price"). The Option is not intended to be an Incentive Stock Option ("ISO") under the Internal Revenue Code of 1986, as amended. This Agreement is subordinate to, and the terms and conditions of the Option granted hereunder are subject to the terms and conditions of the Plan.

         2. EXERCISABILITY. Except as otherwise provided in this Agreement, 60% of the Option shall become available for exercise upon Special Registration (as defined in Section 4 (d)), subject to the provisions hereof, and with an additional 20% becoming exercisable on each of the first and second anniversaries of the date of the Special Registration, PROVIDED that, in the event that the Grantee's employment with each of the Company and its subsidiaries that employ the Grantee terminates by reason of the Grantee's death, Permanent Disability (as defined in Section 4 (d)) or Retirement at Normal Retirement Age (as defined in Section 4 (d)), 100% of the Option shall become available for exercise upon the later to occur of the Special Registration or the date of the Grantee's termination of employment. In the event that the Grantee's employment with each of the Company and its subsidiaries that employ the Grantee terminates for any reason other than (i) death, Permanent Disability or Retirement at Normal Retirement Age or (ii) for Cause, then any portion of the Option held by the Grantee and then exercisable shall remain exercisable after such termination of employment at any time on or after the Special Registration, PROVIDED that the Committee may at any time determine that 100% of the Option shall become immediately available for exercise at any time on or after the Special Registration. Any Shares which have become eligible for purchase may thereafter be purchased, subject to the provisions hereof, and pursuant to and subject to the provisions contained in the Management Stock Subscription Agreement (as defined in Section 5) related to such Shares, at any time and from time to time on or after such anniversary until the date one day prior to the date on which the Option terminates.

         3. TERMINATION OF OPTION.

         (a) NORMAL TERMINATION DATE. Unless an earlier termination date is specified in Section 3 (b), the Option shall terminate on the tenth anniversary of the date hereof (the "Normal Termination Date").

         (b) EARLY TERMINATION. If the Grantee's active employment with each of the Company and its subsidiaries that employs the Grantee is voluntarily or involuntarily terminated for any reason whatsoever prior to the Normal Termination Date (i) any portion of the Option that has not become exercisable on or before the date of such termination shall terminate on such date, and (ii) if the Grantee's active employment is terminated by his employer for Cause, the Option (including any portion of such option that shall have become exercisable prior to such termination) shall no longer be exercisable on or after such termination date. Notwithstanding the foregoing, and except in the case of a termination by reason of death, Permanent Disability or Retirement at Normal Retirement Age prior to the Special Registration, if the corresponding ISO granted to the Grantee under the Plan shall not have been exercised in full within 90 days after the Special Registration, this Option shall terminate on the 91st day following the Special Registration as to the number of Shares equal to the product of

         (i)      the total number of Shares times

         (ii)     a fraction,

                  (A) the numerator of which is the number of shares of Common Stock as to which the ISO is not exercised and

                  (B) the denominator of which is the total number of shares of Common Stock which were originally subject to the ISO.

Nothing in this Agreement shall be deemed to confer on the Grantee any right to continue in the employ of the Company or any of its subsidiaries, or to interfere with or limit in any way the right of the Company or any of its subsidiaries to terminate such employment at any time.

         4. RESTRICTIONS ON EXERCISE; NON-TRANSFERABILITY OF OPTION; REPURCHASE OF OPTION.

         (a) RESTRICTIONS ON EXERCISE. The Option may be exercised only with respect to full shares of Common Stock. No fractional shares of Common Stock shall be issued. Notwithstanding any other provision of this Agreement, the Option may not be exercised in whole or in part, and no certificates representing Shares shall be delivered, (i) unless all requisite approvals and consents of any governmental authority of any kind having jurisdiction over the exercise of options shall have been secured, (ii) unless the purchase of the Shares upon the exercise of the Option shall be exempt from registration under applicable federal and state securities laws or the Shares shall have been registered under such laws, (iii) unless all applicable federal, state and local tax withholding requirements shall have been satisfied and (iv) if such exercise would result in a violation of the terms or provisions of or a default or an event of default under any of the Financing Agreements (as such term is defined in Section 8).

         (b) NON-TRANSFERABILITY OF OPTION. The Option may be exercised only by the Grantee or by his estate. The Option is not assignable or transferable, in whole or in part, and it may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including without limitation by gift, operation of law or otherwise) other than by operation of law to the estate of the Grantee upon his death, PROVIDED that the deceased Grantee's beneficiary or the representative of his estate shall acknowledge and agree in writing, in a form reasonably acceptable to the Company, to be bound by all of the provisions of this Agreement and the Plan as if such beneficiary or estate were the Grantee.

         (c) REPURCHASE OF OPTION ON TERMINATION OF EMPLOYMENT. If the Grantee's active employment with each of the Company and any subsidiaries of the Company that employ the Grantee is terminated for any reason whatsoever, each of the Company and Lexmark shall have an option to purchase all (but not less than all) of the portion of the Option that is then exercisable (the "Covered Option"), and shall have a period of 30 days beginning on the later of the date of termination of employment and the Special Registration (the "First Purchase Period") during which to give notice in writing to the Grantee of its exercise of such right to purchase the Covered Option, PROVIDED that if the Company gives notice during the First Purchase Period of its exercise of such right to purchase the Covered Option, Lexmark's right to purchase the Covered Option shall terminate. If the Company and Lexmark fail to exercise their rights to purchase the Covered Option within the First Purchase Period, the C&D Fund shall have the right to purchase the Covered Option and shall have 30 days following the end of the First Purchase Period, or 30 days from the date of receipt of notice of the Grantee's termination in accordance with Section 4 (e), whichever is later (the "Second Purchase Period"), to give notice in writing to the Grantee of the C&D Fund's exercise of its right to purchase the Covered Option. If the right to purchase the Covered Option of the Company, Lexmark and the C&D Fund granted in this sub-section is not exercised as provided herein (other than as a result of Section 8), the Grantee shall be entitled to retain the Covered Option, subject to all of the provisions of the Agreement. If the Company, Lexmark and the C&D Fund have failed to exercise their respective rights to purchase the Covered Option pursuant to this Section 4 (c) within the time periods specified herein, and if the Grantee's active employment with each of the Company and any subsidiaries of the Company that employ the Grantee is terminated (i) by such employer or employers without Cause (as defined in Section 4 (d)) or (ii) by the Grantee by Retirement at Normal Retirement Age (as defined in Section 4 (d)) or (iii) by reason of Permanent Disability (as defined in Section 4 (d)) or death, on notice from the Grantee (or his estate) in writing and delivered to the Company within 30 days following the end of the Second Purchase Period, the Company shall purchase the Covered Option. All purchases pursuant to this Section 4 (c) by the Company, Lexmark or the C&D Fund shall be for a purchase price and in the manner prescribed by Sections 4 (g),
(h) and (i).

         (d) CERTAIN DEFINITIONS. As used in this Agreement the following terms shall have the following meanings:

         (i) "CAUSE" shall mean (A) the willful failure by the Grantee to perform substantially his duties as an employee of the Company or any of it subsidiaries (other than due to physical or mental illness) after reasonable notice to the Grantee of such failure, (B) the Grantee's engaging in serious misconduct that is injurious to the Company or any subsidiary of the Company, (C) the Grantee's having been convicted of, or entered a plea of NOLO CONTENDERE to, a crime that constitutes a felony or (D) the breach by the Grantee of any written covenant or agreement with the Company or any subsidiary of the Company not to disclose any information pertaining to the Company or any of its subsidiaries or not to compete or interfere with the Company or any of its subsidiaries.

         (ii) "RETIREMENT AT NORMAL RETIREMENT AGE" shall mean retirement at or after normal retirement age under the terms of any retirement plan sponsored by the Company or any of its subsidiaries, whichever employs the Grantee.

         (iii) "PERMANENT DISABILITY" shall mean a physical or mental disability or infirmity of the Grantee, as defined in any disability plan sponsored by the Company, Lexmark or any Subsidiary, whichever employees such Grantee, or, if no such plan is sponsored by the Grantee's employer, the Lexmark Long Term Disability Plan.

         (iv) "SPECIAL REGISTRATION" means the later of (i) the time at which a registration statement under the Securities Act of 1933, as amended, covering any offer to sell and sales of Common Stock issued upon exercise of Option granted pursuant to the Plan, becomes effective and (ii) the third anniversary of the effective date of the Plan.

         (e) NOTICE OF TERMINATION. The Company shall give written notice of any termination of the Grantee's active employment with each of the Company and any subsidiaries of the Company that employ the Grantee to the C&D Fund, except that if such termination (if other than as a result of death) is by the Grantee, the Grantee shall give written notice of such termination to the Company and the Company shall give written notice of such termination to the C&D Fund.

         (f) PUBLIC OFFERING. In the event that an underwritten public offering in the United States of the Common Stock by an underwriter of nationally recognized standing (a "Public Offering") has been consummated, none of the Company, the C&D Fund or the Grantee shall have any rights to purchase or sell the Covered Option, as the case may be, pursuant to this Section 4, and this
Section 4 shall not apply to a sale as part of a Public Offering.

         (g) PURCHASE PRICE. The purchase price to be paid to the Grantee for the Covered Option (the "Purchase Price") shall be equal to the difference between (i) the fair market value of the Shares which may be purchased upon exercise of the Covered Option (the "Fair Market Value") and (ii) the aggregate exercise price of the Covered Option. Whenever a determination of Fair Market Value is required by this Agreement, such Fair Market Value shall be determined as of the time of the event that gives rise to the repurchase and shall be an amount determined in good faith by the Board (or, if the authority to make such determination has been specifically delegated by the Board to the Committee, by the Committee). The Fair Market Value as determined in good faith by the Board (or the Committee, as the case may be) shall, in the absence of fraud, be binding and conclusive upon all parties hereto. If the Company at any time subdivides (by any stock split, stock dividend or otherwise) the Common Stock into a small number of shares, the Purchase Price shall be appropriately adjusted to reflect such subdivision or combination.

         (h) PAYMENT. Subject to Section 8, the completion of a purchase pursuant to this Section 4 shall take place at the principal office of the Company on the tenth business day following (i) the Grantee's receipt of the C&D Fund's, Lexmark's or the Company's notice of its respective exercise of the right to purchase the Covered Option pursuant to Section 4(c) or (ii) the Company's receipt of the Grantee's notice to sell the Covered Option pursuant to
Section 4(c). The Purchase Price shall be paid by delivery to the Grantee of a check for the Purchase Price payable to the order of the Grantee, against delivery of such instruments as the Company may reasonably request, signed by the Grantee.

         (i) APPLICATION OF THE PURCHASE PRICE TO CERTAIN LOANS. The Grantee agrees that the Company, Lexmark and the C&D Fund shall be entitled to apply any amounts to be paid by the Company or the C&D Fund, as the case may be, to repurchase the Covered Option pursuant to this Section 4 to discharge any indebtedness of the Grantee to the Company or any of its subsidiaries, or that may be guaranteed by the Company or any of its subsidiaries, including, but not limited to, any indebtedness of the Grantee incurred to purchase any shares of Common Stock under any other agreement with the Company.

         (j) WITHHOLDING. Whenever Shares are to be issued pursuant to the Option, the Company may require the recipient of the Shares to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements. In the event any cash is paid to the Grantee or his estate or beneficiary pursuant to this Section 4, the Company shall have the right to withhold an amount from such payment sufficient to satisfy any federal, state, local or other tax withholding requirements. If shares of Common Stock are traded on a national securities exchange or bid and ask prices for shares of Common Stock are quoted on the "NASDAQ National Market System" operated by the National Association of Securities Dealers, Inc., the Company may, if requested by the Grantee, withhold shares to satisfy applicable withholding requirements, subject to the provisions of the Plan and any rules adopted by the Board or any committee thereof regarding compliance with applicable law, including, but not limited to, Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         5. MANNER OF EXERCISE. To the extent that the Option shall have become and remains exercisable as provided in Section 2 and subject to such administrative regulations as the Board or the Committee may have adopted, the Option may be exercised from time to time, in whole or in part, by notice to the Secretary of the Company in writing given 30 days prior to the date on which the Grantee will so exercise the Option (the "Exercise Date"), specifying the number of Shares with respect to which the Option is being exercised (the "Exercise Shares") and the Exercise Date, PROVIDED that if shares of Common Stock are traded on a national securities exchange or bid and ask prices for Shares of Common Stock are quoted over the "NASDAQ National Market System" operated by the National Association of Securities Dealers, Inc., notice may be given five business days before the Exercise Date. On or before the Exercise Date, the Company and the Employee shall enter into a Management Stock Subscription Agreement (the "Management Stock Subscription Agreement") in a form reasonably satisfactory to the Company and containing rights by the Company and the C&D Fund to purchase the Exercise Shares, which rights are similar to the purchase rights with respect to the Options described in this Agreement, and a right of first refusal of the Company and the C&D Fund with respect to the Exercise Shares. In accordance with the Management Stock Subscription Agreement, (a) on or before the Exercise Date, the Employee shall deliver to the Company full payment for the Exercise Shares in United States dollars in cash, or cash equivalent satisfactory to the Company, and in an amount equal to the aggregate purchase price for the Exercise Shares and (b) on the Exercise Date, the Company shall deliver to the Employee a certificate or certificates representing the Exercise Shares, registered in the name of the Employee. If shares of Common Stock are listed for trading on a national securities exchange or bid and ask prices for shares of Common Stock are quoted over the "NASDAQ National Market System" operated by the National Association of Securities Dealers, Inc., the Employee may, in lieu of cash, tender shares of Common Stock having a Fair Market Value on the Exercise Date equal to the purchase price of the Exercise Shares or may deliver a combination of cash and shares of Common Stock having a Fair Market Value equal to the difference between the exercise price and the amount of such cash as payment for the purchase price of the Exercise Shares, subject to such rules and regulations as may be adopted by the Board or the Committee to provide for the compliance of such payment procedure with applicable law, including Section 16(b) of the Exchange Act. The Company may require the Grantee to furnish or execute such other documents as the Company shall deem necessary (i) to evidence such exercise, (ii) to determine whether registration is then required under the Securities Act of 1933, as amended (the "Securities Act"), and (iii) to comply with or satisfy the requirements of the Securities Act, state securities laws or any other law.

         6. GRANTEE'S REPRESENTATIONS, WARRANTIES AND COVENANTS.

         (a) INVESTMENT INTENTION. The Grantee represents and warrants that the Option has been, and any Exercise Shares will be, acquired by him solely for his own account for investment and not with a view to or for sale in connection with any distribution thereof. The Grantee agrees that he will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of all or any portion of the Option or any of the Exercise Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any portion of the Option or any of the Exercise Shares), except in compliance with the Securities Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder, and in compliance with applicable state securities or "blue sky" laws. The Grantee further understands, acknowledges and agrees that none of the Shares may be transferred, sold, pledged, hypothecated or otherwise disposed of (i) unless the provisions of the related Management Stock Subscription Agreement shall have been complied with or have expired, (ii) unless (A) such disposition is pursuant to an effective registration statement under the Securities Act, (B) the Grantee shall have delivered to the Company an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that such disposition is exempt from the provisions of Section 5 of the Securities Act or
(C) a no-action letter from the Commission, reasonably satisfactory to the Company, shall have been obtained with respect to such disposition and (iii) unless such disposition is pursuant to registration under any applicable state securities laws or an exemption therefrom, except that if the Grantee is a citizen or resident of any country other than the United States, or the Grantee desires to effect any transfer in any such country, in addition to the foregoing, counsel for the Grantee (which counsel shall be reasonably satisfactory to the Company) shall have furnished the Company with an opinion or other advice reasonably satisfactory to the Company to the effect that such transfer will comply with the securities laws of such jurisdiction. Notwithstanding the foregoing, the Company acknowledges and agrees that no opinion of counsel is required in connection with a transfer to the Company, Lexmark or the C&D Fund.

         (b) LEGEND. Any certificate representing the Exercise Shares shall bear the following legends:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A MANAGEMENT STOCK SUBSCRIPTION AGREEMENT, DATED AS OF ___________, 199_, AND NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH MANAGEMENT STOCK SUBSCRIPTION AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE BENEFITS PROVIDED TO MANAGERS IN, AND ARE BOUND BY THE OBLIGATIONS SET FORTH IN, A REGISTRATION AND PARTICIPATION AGREEMENT, DATED AS OF MARCH 27, 1991, AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) (A) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SUCH ACT OR (C) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND (ii) SUCH DISPOSITION IS PURSUANT TO REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM, EXCEPT THAT IF THE GRANTEE IS A CITIZEN OR RESIDENT OF ANY COUNTRY OTHER THAN THE UNITED STATES, OR THE GRANTEE DESIRES TO EFFECT ANY TRANSFER IN ANY SUCH COUNTRY, IN ADDITION TO THE FOREGOING, COUNSEL FOR THE GRANTEE (WHICH COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY) SHALL HAVE FURNISHED THE COMPANY WITH AN OPINION OR OTHER ADVICE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH TRANSFER WILL COMPLY WITH THE SECURITIES LAWS OF SUCH JURISDICTION."

         (c) SECURITIES LAW MATTERS. The Grantee acknowledges receipt of advice from the Company that the Option has not been registered under the Securities Act or qualified under any state securities or "blue sky laws" and, upon exercise of the Option, (i) the Exercise Shares will not be registered under the Securities Act or qualified under any state securities or "blue sky" laws, (ii) the Exercise Shares must be held indefinitely and the Grantee must continue to bear the economic risk of the investment in the Exercise Shares unless such Exercise Shares are subsequently registered under the Securities Act and such state laws or an exemption from such registration is available, (iii) it is not anticipated there will be any public market for the Exercise Shares, (iv) Rule 144 promulgated under the Securities Act is not presently available with respect to the sales of any securities of the Company, (v) when and if the Exercise Shares may be disposed of without registration in reliance upon Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (vi) if the exemption afforded by Rule 144 is not available, sales of the Exercise Shares may be difficult to effect because of the absence of public information concerning the Company, (vii) a restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Exercise Shares and (viii) a notation shall be made in the appropriate records of the Company indicating that the Exercise Shares are subject to restrictions on transfer and, if the Company should in the future engage the services of a stock transfer agent, appropriate stop-transfer restrictions will be issued to such transfer agent with respect to the Exercise Shares.

         (d) COMPLIANCE WITH RULE 144. If any of the Exercise Shares are to be disposed of in accordance with Rule 144 under the Securities Act, the Grantee shall transmit to the Company an executed copy of Form 144 (if required by Rule
144) no later than the time such form is required to be transmitted to the Commission for filing and such other documentation as the Company may reasonably require in connection with such disposition.

         (e) ABILITY TO BEAR RISK. The Grantee covenants that he will not exercise all or any portion of the Option unless (i) the financial situation of the Grantee is such that he can afford to bear the economic risk of holding the Exercise Shares for an indefinite period and (ii) he can afford to suffer the complete loss of his investment in the Exercise Shares.

         (f) QUESTIONNAIRE. The Grantee agrees that he will furnish such documents and comply with such reasonable requests of the Company as may be necessary to substantiate his status as a qualifying investor in connection with any private offering of the Exercise Shares to the Grantee and that all information contained in any written materials concerning the status of the Grantee furnished by the Grantee to the Company in connection with such requests will be true and correct in all material respects.

         (g) ACCESS TO INFORMATION. The Grantee represents and warrants that (i) he has been granted the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the Options and the purchase of the Exercise Shares upon exercise of the Options,
(ii) his knowledge and experience in financial and business matter is such that he is capable of evaluating the risks of an investment in the Exercise Shares and (iii) he is a key employee or manager of the Company, Lexmark or a subsidiary of either on the date hereof.

         (h) REGISTRATION; RESTRICTIONS ON SALE UPON PUBLIC OFFERING. In respect of any Shares purchased upon exercise of all or any portion of the Option, the Grantee shall be entitled to the rights and subject to the obligations created under the Registration and Participation Agreement, dated as of March 27, 1991, among the Company and certain stockholders of the Company, to the extent set forth therein. The Grantee agrees that, in the event that the Company files a registration statement under the Securities Act with respect to an underwritten public offering of any shares of its capital stock, the grantee will not effect any public sale or distribution of any shares of the Common Stock (other than as part of such underwritten public offering) during the 20 days prior to and the 180 days after the effective date of such registration statement.

         (i) SECTION 83(b) ELECTION. The Grantee agrees that, within 20 days of any Exercise Date, he shall give notice to the Company as to whether or not he has made an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Exercise Shares purchased on such date, and acknowledges that he will be solely responsible for any and all tax liabilities payable by him in connection with his receipt of the Exercise Shares or attributable to his making or failing to make such an election.

         7. REPRESENTATIONS AND WARRANTIES OF THE COMPANY, ETC. The Company represents and warrants to the Grantee that this Agreement has been duly authorized and executed and delivered by the Company.

         8. CERTAIN RESTRICTIONS ON REPURCHASES.

         (a) FINANCING AGREEMENTS, ETC. Notwithstanding any other provision of this Agreement, the Company shall not be permitted or obligated to repurchase all or any portion of the Option if (i) there exists and is continuing a default or an event of default under (A) the Secured United States Credit Agreement, dated as of March 27, 1991, among the Company, Lexmark, the financial institutions named on the signature pages thereof and Morgan Guaranty Trust Company of New York, as agent for such institutions (the "Credit Agreement"),
(B) the Note and Stock Purchase Agreements, dated as of March 27, 1991, among Lexmark and the Company and each of the institutional investors named on the signature pages thereof, relating to certain subordinated notes of Lexmark (the "Note Purchase Agreements"), (C) the Securities Purchase Agreement, dated as of March 27, 1991, among the Company and the Institutional Investors relating to the Company's senior cumulative exchangeable preferred stock (together with the Credit Agreement and the Note Purchase Agreements, the "Loan Agreements"), or
(D) any other financing or security agreement or document entered into in connection with the Acquisition, or the financing of the Acquisition, or permitted under the Loan Agreements (such agreements and documents and the Loan Agreements, as each may be amended, modified or supplemented form time to time, are hereinafter referred to as the "Financing Agreements"), in each case as the same may be amended, modified or supplemented from time to time, (ii) such repurchase would result in a violation of the terms or provisions of or a default or an event of default under any of the Financing Agreements or (iii) such repurchase would violate any of the terms or provisions of the Certificate of Incorporation of the Company. In the event that a repurchase otherwise permitted or required under Section 4(c) is prevented solely by the terms of the foregoing sentence, such repurchase shall take place without the application of further conditions or impediments (other than as set forth in Section 4 or in this Section 8) at the first opportunity thereafter when no such default, event of default or violation exists or when such repurchase will not result in any such default, event of default or violation under any of the Financing Agreements or in a violation of any term or provision under the Certificate of Incorporation of the Company.

         (b) DELAWARE GENERAL CORPORATION LAW. Notwithstanding any other provisions of this Agreement, if any repurchase of all or any portion of the Option pursuant to Section 4 would otherwise take place at a time when the Company has no funds legally available therefor under the General Corporation Law of the State of Delaware, such repurchase will be postponed and will take place without the application of further conditions or impediments (other than as set forth in Section 4 or in this Section 8) at the first opportunity thereafter when the Company has funds legally available therefor.

         (c) PURCHASE PRICE ADJUSTMENT. In the event that the Company is prohibited from repurchasing all or any portion of the Option from the Grantee as contemplated by this Section 8, the Purchase Price therefor shall be (i) the Purchase Price of such Shares, determined in accordance with Section 4 at the time the purchase of such Shares would have occurred but for the operation of this Section 8 plus (ii) an amount equal to interest on such Purchase Price at the rate publicly announced from time to time by Morgan Guaranty Trust Company of New York as its reference rate for the period from the date on which the completion of the purchase would have taken place but for the operation of this
Section 8 to the date on which such purchase actually takes place.

         9. NO RIGHTS AS STOCKHOLDER. The Grantee shall have no voting or other rights as a stockholder of the Company with respect to any Shares covered by the Option until the exercise of the Option and the issuance of a certificate or certificates to him for such Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

         10. CAPITAL ADJUSTMENTS. The number and price of the Shares covered by the Option shall be proportionately adjusted to reflect, as deemed equitable and appropriate by the Board in its sole discretion, any stock dividend, stock split or share combination of the Common Stock or any recapitalization of the Company. To the extent deemed equitable and appropriate by the Board in its sole discretion, subject to any required action by the stockholders of the Company, in any merger, consolidation, reorganization, exchange of shares, liquidation or dissolution, the Option shall pertain to the securities and other property, if any, that a holder of the number of shares of Common Stock covered by the Option would have been entitled to receive in connection with such event.

         11. MISCELLANEOUS.

         (a) NOTICES. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such mail delivery, to the Company, Lexmark, the C&D Fund or the Grantee, as the case may be, at the following addresses or to such other address as the Company, Lexmark, the C&D Fund or the Grantee, as the case may be, shall specify by notice to the other parties:

         (i)   if to the Company or Lexmark, to it at:

               55 Railroad Avenue
               P.O. Box 2868
               Greenwich, Connecticut  06836
               ATTENTION:  Secretary


         (ii) if to the Grantee, to the Grantee at the address set forth on the signature page hereof.

         (iii) if to the C&D Fund, to:

               The Clayton & Dubilier Private Equity
                 Fund IV Limited Partnership
               270 Greenwich Avenue
               Greenwich, Connecticut  06830
               ATTENTION:  Clayton & Dubilier Associates
                                IV Limited Partnership,
                                Joseph L. Rice, III

All such notices and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof. Copies of any notice or other communication given under this Agreement shall also be given to:

         Clayton & Dubilier, Inc.
         126 East 56th Street
         New York, New York  10022
         ATTENTION:  Joseph L. Rice, III

         and

         Debevoise & Plimpton
         875 Third Avenue
         New York, New York  10022
         ATTENTION:  Franci J. Blassberg, Esq.

The C&D Fund also shall be given a copy of any notice or other communication between the Grantee and the Company under this Agreement at its address as set forth above.

         (b) BINDING EFFECT; BENEFITS. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Except as provided in Section 4, nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

         (c) WAIVER; AMENDMENT.

         (i) WAIVER. Either party hereto may by written notice to the other (A) extend the time for the performance of any of the obligations or other actions of the other under this Agreement, (B) waive compliance with any of the conditions or covenants of the other contained in this Agreement and (C) waive or modify performance of any of the obligations of the other under this Agreement, PROVIDED that any waiver of the provisions of Section 4 must be consented to by the C&D Fund. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

         (ii) AMENDMENT. This Agreement may be amended, modified or supplemented only by a written instrument executed by the Grantee and the Company, PROVIDED that any amendment adversely affecting the rights of the C&D Fund hereunder must be consented to by the C&D Fund. The parties hereto acknowledge that the Company's consent to an amendment or modification of this Agreement is subject to the terms and provisions of the Financing Agreements.

         (d) ASSIGNABILITY. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Grantee without the prior written consent of the other party.

         (e) APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware, regardless of the law that might be applied under principles of conflict of laws.

         (f) SECTION AND OTHER HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. In this Agreement all references to "dollars" or "$" are to United States dollars.

         (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement as of the date first above written.


                                       LEXMARK HOLDING, INC.


                                       By:
                                           ------------------------------------
                                           MARVIN L. MANN
                                           CHAIRMAN AND CHIEF EXECUTIVE OFFICER


                                       GRANTEE:


                                       ----------------------------------------
                                       Name (Please Print)


                                       ----------------------------------------
                                       Signature of Grantee


                                       ----------------------------------------
                                       Serial Number


                                       Address of Grantee:

                                       ----------------------------------------

                                       ----------------------------------------



                                       BENEFICIARY:


                                       ----------------------------------------
                                       Name (Please Print)

                                       ----------------------------------------
                                       Address of Beneficiary:

                                       ----------------------------------------

                                       ----------------------------------------



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